[PHOTO OMITTED]

The
Gabelli
Small
Cap
Growth
Fund
                                                              SEMI-ANNUAL REPORT
                                                                  MARCH 31, 1999

                        The Gabelli Small Cap Growth Fund

                               Semi-Annual Report
                                March 31, 1999(a)

To Our Shareholders,

      In the first quarter of 1999, the small cap stock rally fizzled as investors once again returned their attention to the large cap market favorites. While the large cap market averages moved to record highs, the Russell 2000 Index retreated to a 5.4% decline for the quarter.

Investment Performance

      For the first quarter ended March 31, 1999, The Gabelli Small Cap Growth Fund's (the "Fund") net asset value declined 6.8%. The Value Line Composite and Russell 2000 Indices declined 3.7% and 5.4%, respectively, over the same period. Each index is an unmanaged indicator of stock market performance. The Fund declined 15.9% over the trailing twelve-month period. The Value Line Composite and Russell 2000 declined 8.7% and 16.3%, respectively, over the same twelve-month period.

      For the five-year period ended March 31, 1999, the Fund's total return averaged 12.4% annually versus average annual total returns of 14.9% and 11.2% for the Value Line Composite and Russell 2000, respectively. Since inception on October 22, 1991 through March 31, 1999, the Fund had a cumulative total return of 214.0%, which equates to an average annual total return of 16.6%.

What We Do

      We view the small capitalization stock market as a research driven stock picker's paradise. Unlike the large cap market, where most companies are closely followed by dozens of Wall Street analysts, the small cap market is largely unclaimed territory. Our analysts put on their hiking shoes, strap on their backpacks and hit the trails looking for little companies Wall Street does not know or care about. They are seeking a particular type of company, which we would describe generally as a dominant market share, niche franchise in a growing and/or consolidating industry.


                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
(a)   The Fund's fiscal year ends September 30.

INVESTMENT RESULTS (a)(c)

----------------------------------------------------------------------------------------------------------
                                                         Calendar Quarter
                                        -------------------------------------------------
                                           1st          2nd           3rd           4th             Year
                                           ---          ---           ---           ---             ----
 1999:  Net Asset Value ..............  $  19.59           --            --            --               --
        Total Return..................     (6.8)%          --            --            --               --
----------------------------------------------------------------------------------------------------------
 1998:  Net Asset Value ..............  $  23.93     $  23.59     $   18.81     $   21.01        $   21.01
        Total Return..................     10.9%        (1.4)%       (20.3)%        14.7%             0.0%
----------------------------------------------------------------------------------------------------------
 1997:  Net Asset Value ..............  $  19.11     $  22.23     $   25.42     $   21.58        $   21.58
        Total Return..................      3.1%        16.3%         14.7%         (0.8)%           36.5%
----------------------------------------------------------------------------------------------------------
 1996:  Net Asset Value ..............  $  19.65     $  20.68     $   20.02     $   18.53        $   18.53
        Total Return..................      6.2%         5.2%         (3.2)%         3.4%            11.9%
----------------------------------------------------------------------------------------------------------
 1995:  Net Asset Value ..............  $  17.03     $  17.88     $   19.34     $   18.50        $   18.50
        Total Return..................      7.4%         5.0%          8.2%          2.6%            25.2%
----------------------------------------------------------------------------------------------------------
 1994:  Net Asset Value...............  $  16.76     $  16.33     $   17.24     $   15.85        $   15.85
        Total Return..................     (3.6)%       (2.6)%         5.6%         (2.1)%           (2.9)%
----------------------------------------------------------------------------------------------------------
 1993:  Net Asset Value...............  $  15.46     $  15.74     $   16.90     $   17.38        $   17.38
        Total Return..................      6.6%         1.8%          7.4%          5.3%            22.8%
----------------------------------------------------------------------------------------------------------
 1992:  Net Asset Value...............  $  13.42     $  13.41     $   13.10     $   14.50        $   14.50
        Total Return..................      9.9%        (0.1)%        (2.3)%        12.1%            20.3%
----------------------------------------------------------------------------------------------------------
 1991:  Net Asset Value...............       --           --            --      $   12.21        $   12.21
        Total Return..................       --           --            --          22.9%(b)         22.9%(b)
----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                   Average Annual Returns - March 31, 1999 (a)
                   -------------------------------------------

1 Year .............................................................     (15.9)%
5 Year .............................................................      12.4%
Life of Fund (b) ...................................................      16.6%
--------------------------------------------------------------------------------

                                Dividend History
--------------------------------------------------------------------------------
Payment (ex) Date               Rate Per Share               Reinvestment Price
-----------------               --------------               ------------------
December 21, 1998                  $0.534                         $19.80
December 29, 1997                  $3.590                         $21.29
September 30, 1997                 $0.070                         $25.42
December 27, 1996                  $2.160                         $18.46
December 29, 1995                  $1.340                         $18.50
December 30, 1994                  $1.030                         $15.85
December 31, 1993                  $0.420                         $17.38
December 31, 1992                  $0.185                         $14.50
December 31, 1991                  $0.080                         $12.21

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on October 22, 1991. (c) The Fund's fiscal year ends September 30. Note: Investing in small capitalization securities involves special challenges because these securities may trade less frequently and experience more abrupt price movements than large capitalization securities.

      Our analysts are guided by specific investment principles that include: experienced management, healthy balance sheets and rising free cash flow and earnings. They also live by certain value parameters--their goal is to find great companies trading at reasonable valuations relative to "real world" economic worth. These are the kind of companies we can feel comfortable owning long term, rather than trading like so many small cap investors are prone to do.

COMMENTARY

What Bull Market?

      With the exception of the strong, but short-lived rally in the fourth quarter of 1998, small cap stocks have been trapped in a bear market for nearly a year. This has not been a tame circus bear, but rather an angry grizzly that has driven the average small cap stock (those with market capitalizations of $2 billion and lower) down more than 30% from their highs. The average micro cap stock (those with market capitalizations of $250 million and lower) has been clawed even worse, down nearly 50% from their highs.

      Why don't investors like small caps? Because they are too busy loving the large cap market darlings that have provided such strong returns in recent years. History and investment logic tell us that buying what has gone up simply because it has gone up, and selling what has gone down simply because it has gone down, is a recipe for long term investment failure. A much more logical approach would be to buy cheap and sell dear. With the Standard & Poor's ("S&P") 500 trading at approximately 30 times trailing earnings and the Russell 2000 trading at about half that price/earnings multiple, it should not be difficult to figure out where the best opportunities can be found.

      Buyers of businesses know where the best bargains are. Larger companies have been using their richly valued equity currencies to take advantage of depressed small cap stock pricing. These types of deals are easy to legitimize. If your stock is trading at 30 times earnings, you can pay a 100% premium for a smaller company trading at 10 times earnings and the transaction will still be additive to earnings. This is before factoring in any potential cost savings from combining the two companies' operations. This accounting magic should result in accelerating takeover activity in the small cap sector in the year ahead.

A History of Small Cap versus Large Cap

--------------------------------------------------------------------------------
                             A Century of Investing
                        Compounded Annual Rates of Return

                  Large        Small        Long Term      Treasury    Inflation
                 Stocks        Stocks     Gov't. Bonds      Bills       (CPI-U)
                 ------        ------     ------------      -----       -------
   90's           17.9%         13.6%         11.0%          5.0%         3.0%
   80's           17.5          15.8          12.6           8.9          5.1
   70's            5.9          11.5           5.5           6.3          7.4
   60's            7.8          15.5           1.4           3.9          2.5
   50's           19.4          16.9          (0.1)          1.9          2.2
   40's            9.2          20.7           3.2           0.4          5.4
   30's            0.0           1.4           4.9           0.6         (2.0)
1926-1998         11.2%         12.4%          5.3%          3.8%         3.1%

Source:  Ibbotson Associates.
--------------------------------------------------------------------------------

      Large cap outperformance in the 1990s is partially justified by the globalization of the economy and better earnings growth. Large companies with global reach have been very profitable, as many foreign economies are growing faster than our own over much of the decade. This has helped the S&P 500 grow earnings by 14.9% annually from 1992-1998, compared to average annual earnings growth of 9.7% for the Russell 2000. However, with the U.S. economy still vibrant while much of the rest of the world stagnates, small cap earnings are projected to be much stronger compared to large caps over the next several years. Major brokerage firms are projecting Russell 2000 earnings growth of 17.3% in 1999 and 28.4% in the year 2000 versus the S&P 500's 7.0% in 1999 and 8.2% in 2000. Based on superior earnings potential and significantly lower valuations, small caps would appear to be a much better bet than large caps.

      However, there are other factors that have contributed significantly to large cap outperformance in the 1990s, and fundamentals be damned, may continue to bolster large caps going forward. S&P 500 indexing has more than doubled in the defined benefit and defined contribution pension fund arena--$1.2 trillion at the end of 1998, up from $553 billion at the beginning of 1994. In the mutual fund industry, S&P 500 index funds now have 8.1% of total equity fund assets versus just 1.6% in 1989. Indexing is a self-fulfilling prophecy--the more money that goes towards indexing, the better the performance of the index. The increasing popularity of momentum investing has had a similarly positive impact on large cap stocks. More investors have been buying stocks simply because they have price momentum. Since large caps have been going up the fastest, like the proverbial snowball rolling down the hill, they attract even more money. A surge in foreign investment in U.S. stocks also benefits large cap stocks--the household name companies with which foreign investors are most familiar. Foreign investment in U.S. stocks has gone from minimal or negative in the early 1990s to $64 billion in 1997 and $42 billion in 1998, with the lion's share going into the large multinationals of the S&P 500. Finally, there is a research bias toward large cap stocks. Why? Because large brokerage firms can not make comparable profits peddling small cap stocks.

      Will better earnings growth and much more reasonable valuations lead to an extended period of outperformance by small cap stocks or will flow of funds dynamics keep large caps on top? As investors guided by fundamental value, we clearly favor the former scenario and suspect that small cap stocks will begin attracting more investment attention in the year ahead.

      A component of our investment methodology is to identify industry and sector trends and themes ahead of the curve and position ourselves to take advantage of these developments. Industry consolidation is one such trend. As we have discussed in previous letters, the continued high level of activity in mergers and acquisitions contributed significantly to the solid performance of the Small Cap Growth Fund. The accompanying table illustrates how deal activity surfaced value in a small sample of the portfolio holdings.

--------------------------------------------------------------------------------------------------
                                 First Quarter 1999 Completed Deals

                                 Number      Average Cost     Closing
Fund Holding                 of Shares(a)    Per Share(b)     Price(c)   Closing Date   %Return(d)
------------                 ------------    ------------     --------   ------------   ----------
Hudson General Corp.            41,000          $15.71        $76.00        3/19/99       383.89%
Pulitzer Publishing Co.         42,000           30.51         81.19        3/19/99       166.13
Fingerhut Companies Inc.        40,000           12.24         25.00        3/17/99       104.33
First Brands Corp.              15,000           12.93         38.56        1/28/99       198.36
Gryphon Holdings Inc.           20,000           16.88         19.00        1/15/99        12.57
CalMat Co.                     130,000           21.51         31.00        1/01/99        44.15
--------------------------------------------------------------------------------------------------

(a) Number of shares held by the Fund on the final day of trading for the issuer.
(b) Average purchase price of issuer's shares held by the Fund on the final day of trading for the issuer.
(c) Closing price on the final day of trading for the issuer or the tender price on the closing date of the tender offer.
(d) Represents average estimated return based on average cost per share and closing price per share.

Note: See the Portfolio of Investments for a complete listing of holdings.
--------------------------------------------------------------------------------

      Going forward, we expect accelerating deal activity from large companies using high price/earnings multiple stock as currency to buy smaller companies with much lower P/Es. This is accounting magic. If your stock is trading at 30 times earnings, you can pay a 100% premium for a smaller company trading at 10 times earnings and the transaction will still be accretive to earnings. This is before factoring in any potential cost savings from combining the two companies' operations. This price/earnings multiple arbitrage will be a deal too good for many savvy business buyers to pass up.

Ups and Downs

      Takeover activity continued to provide an updraft for the portfolio during the first quarter. Aeroquip-Vickers was absorbed by Eaton Corp.; Century Communications was wired to Adelphia; Hudson General took wing with Lufthansa; and Southwest Gas found two new flames in Oneok and Southern Union. Cable television holdings United International Holdings and Cablevision Systems posted strong gains on the back of rising transaction values within the industry. @Home Corp., the Internet services company formed by a consortium of leading cable operators, delivered solid returns. Additionally, Harley-Davidson shifted into a higher gear, Mirage Resorts was a winner and Bull Run Corp. lived up to its name.

      Portfolio downers came in the form of aerospace component manufacturers AMETEK and SPS Technologies, auto parts manufacturers GenCorp and Barnes Group, and capital goods companies Gerber Scientific and Hussmann International. Burlington Coat Factory failed to keep the portfolio warm and cemetery and funeral home owner/operator Loewen Group buried more investors than customers this quarter.

Let's Talk Stocks

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

Carter-Wallace Inc. (CAR - $18.125 - NYSE) manufactures and sells consumer health care products including toiletries, pharmaceuticals, diagnostic specialties, proprietary drugs and pet products. Such recognized brand names as Arrid deodorant, Nair hair remover and Pearl Drops toothpaste are Carter-Wallace products. Asteline, a recently introduced nasal spray for allergies, is expected to be profitable in the fiscal year ending March 1999.

Celestial Seasonings Inc. (CTEA - $21.625 - Nasdaq), based in Boulder, Colorado, developed and popularized the herb tea category in the U.S. as a flavorful, non-caffeinated alternative to other hot beverages. With over 40 tea varieties under the Celestial Seasonings brand, CTEA is the largest manufacturer of herb teas with an estimated 50% market share. The company is expected to maintain its dominant position in the herb tea market. Celestial Seasonings is positioned to leverage its excellent brand name into dietary herbal supplements and green tea.

Liberty Corp. (LC - $52.4375 - NYSE), headquartered in Greenville, S.C., is a holding company with operations in broadcasting and insurance. Liberty's Cosmos Broadcasting owns and operates eleven network affiliated television stations in the Southeast and Midwest. Six stations are affiliated with NBC, three with ABC and two with CBS. These stations serve more than four million households. Last August, Cosmos agreed to acquire CBS-affiliated KGBT-TV in Harlingen, Texas for approximately $42 million. Also in August, the company closed on its purchase of NBC affiliate WALB-TV in Albany, Georgia. The purchase of WWAY, the ABC affiliate in Wilmington, NC, for $34 million was completed at year end. Liberty Life is a regional insurer, with North Carolina, South Carolina and Louisiana accounting for more than 50% of its premium volume. The insurance segment specializes in providing agency (home service) and mortgage protection, life and health insurance. Former affiliate Pierce National Life Insurance Co. was sold to Fortis Inc. for $180 million. In March 1998, Liberty Corp. repurchased 2.4 million shares in a tender offer at $52 per share.

Penton Media Inc. (PME - $22.50 - NYSE), spun-off from Pittway Corp. in mid-1998, is a diversified business media company. Penton is a publisher of authoritative trade magazines, producer of important trade show/conference events, provider of electronic media and communication tools, a source for reliable direct mail lists and research services and creators of custom publications. Considered a primary business resource, Penton Media provides marketing and media solutions in an important cross section of industries: design/engineering, electronics, food/hospitality, government/compliance, Internet/IT, leisure, management, manufacturing, mechanical systems and construction and supply chain aviation.

USA Networks Inc. (USAI - $35.8125 - Nasdaq), through its subsidiaries, engages in diversified media and electronic commerce businesses that include: electronic retailing, ticketing operations and television broadcasting. Chairman and CEO Barry Diller has brought together under one umbrella: the USA Network, the Sci-Fi Channel, USA Networks Studios, USA Broadcasting, The Home Shopping Network and the Ticketmaster Group. The plan is to integrate these assets, leveraging programming, production capabilities and electronic commerce across this strong distribution platform.

United Television Inc. (UTVI - $104.00 - Nasdaq), headquartered in Beverly Hills, California, is a television broadcasting group which owns and operates seven of the stations (one ABC, one NBC and five UPN affiliates) that comprise Chris-Craft's (CCN - $45.625 - NYSE) television division. In January 1998, UTVI purchased WHSW in Baltimore for $80 million. The station began broadcasting as WUTB, a UPN affiliate, immediately following completion of the acquisition. The $60 million purchase of WRBW, a UPN affiliate in Orlando (the country's 22nd largest and the fastest growing television market over the past decade), is pending FCC approval. UTVI stations cover approximately eight percent of the U.S. population. UTVI is 59%-owned by BHC Communications (BHC - $122.75 - AMEX). Strong advertising demand, prospects for favorable regulatory changes in the industry and corporate cost control enhance EBITDA prospects.

Minimum Initial Investment - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli Small Cap Growth Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

Proposal to Shareholders

      The Fund's Board of Directors has asked shareholders to consider a proposal to amend the Fund's Articles of Incorporation to permit the Fund to offer additional classes of shares. We believe that this proposal would benefit the shareholders, and we urge you to give the proposal your careful consideration.

      For existing shareholders we intend to remain a no-load fund. At the same time, mutual fund distributors are increasingly employing a variety of different types and combinations of sales charge arrangements for different classes of shares that are targeted to the needs of particular types of investors. Your Board of Directors believes that the Fund should be able to provide the distribution alternatives and investment flexibility provided by other similarly situated funds that offer multiple classes of shares. We believe that approval of the proposal to permit the Fund to offer additional classes of shares will enhance the potential for the Fund to attract additional investors in a manner that could provide additional benefits for all investors in the Fund. Again, to repeat, approval of this proposal will not diminish the ability of existing and future shareholders to purchase and redeem shares at net asset value.

In Conclusion

      Strong gains in the fourth quarter of 1998 only temporarily brightened what has been a bleak picture for small cap stock investors. Based on almost any fundamental yardstick, small cap stocks now appear to be attractively priced on their own merits, and real bargains compared to wildly popular and luxuriously priced large cap growth stocks. Corporate bargain hunters are out in force taking advantage of discounts on high quality, small cap merchandise. We believe the investment public will eventually follow suit.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABSX. Please call us during the business day for further information.

                                        Sincerely,


                                        /s/ Mario J. Gabelli

                                        Mario J. Gabelli, CFA
                                        Portfolio Manager and
April 30, 1999                          Chief Investment Officer

          ------------------------------------------------------------
                                Top Ten Holdings
                                 March 31, 1999
                                 --------------
          Liberty Corp.                          CLARCOR Inc.
          USA Networks Inc.                      Pittway Corp.
          United Television Inc.                 Kaman Corp.
          Celestial Seasonings Inc.              TV Guide Inc.
          Carter-Wallace Inc.                    Penton Media Inc.
          ------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

The Gabelli Small Cap Growth Fund
Portfolio of Investments -- March 31, 1999 (Unaudited)
================================================================================

                                                                      Market
   Shares                                             Cost            Value
   ------                                             ----            -----
             COMMON STOCKS - 102.0%

             Agriculture - 0.0%
    6,500    Cadiz Inc.+.......................   $     66,934    $     52,000
   10,000    Erly Industries Inc.+.............         65,690             500
                                                  ------------    ------------
                                                       132,624          52,500
                                                  ------------    ------------
             Automotive: Parts and Accessories - 5.5%
  100,000    Acktion Co.+......................      1,273,170         809,762
    1,396    Borg-Warner Automotive Inc........         62,403          66,746
   78,000    GenCorp Inc.......................      1,190,091       1,404,000
   10,000    Lund International
                Holdings Inc.+.................        114,730          63,750
   20,000    Meritor Automotive Inc............        475,125         310,000
  125,000    Modine Manufacturing Co...........      3,625,955       3,507,812
    5,250    Monro Muffler Brake Inc.+.........         52,860          37,406
   45,000    Redlaw Industries Inc.+...........        145,909          26,719
    1,000    SPX Corp.+........................         16,550          50,438
  151,000    Standard Motor Products Inc.......      2,457,169       3,123,813
   17,000    Strattec Security Corp.+..........        427,208         478,125
   46,600    Superior Industries
                International Inc..............      1,257,079       1,083,450
  122,000    TransPro Inc......................      1,249,967         526,125
  190,000    Wynn's International Inc..........      1,146,645       3,313,124
                                                  ------------    ------------
                                                    13,494,861      14,801,270
                                                  ------------    ------------
             Aviation: Parts and Services - 4.2%
   15,000    AAR Corp..........................        198,875         267,188
   50,000    Banner Aerospace Inc.+............        527,674         368,750
    6,000    Barnes Group Inc..................        155,363         112,500
   50,000    Coltec Industries Inc.+...........        764,953         909,375
   56,000    Curtiss-Wright Corp...............      1,008,638       1,739,500
    7,500    Ducommun Inc.+....................         80,125          70,313
  113,000    Fairchild Corp., Cl. A+...........      2,357,459       1,151,188
   26,500    Hi-Shear Industries Inc.+.........         58,141          67,906
  320,000    Kaman Corp., Cl. A................      5,797,564       4,100,000
   80,000    Moog Inc., Cl. A+.................      1,630,172       2,439,999
                                                  ------------    ------------
                                                    12,578,964      11,226,719
                                                  ------------    ------------
             Broadcasting - 8.3%
  200,000    Ackerley Group Inc................      2,885,163       3,387,500
   20,000    Granite Broadcasting Corp.+.......        203,080         132,500
   32,000    Gray Communications
                Systems Inc....................        479,000         532,000
   48,000    Gray Communications
                Systems Inc., Cl. B............        633,932         642,000
   67,000    Hearst-Argyle Television Inc.+....        619,234       1,649,881
  167,000    Liberty Corp......................      5,392,916       8,757,062
  100,000    Paxson Communications
                Corp.+.........................        896,475         856,250
   48,000    Price Communications Corp.+.......         77,628         534,000
   53,800    United Television Inc.............      1,306,462       5,595,200
    8,000    Young Broadcasting Inc., Cl. A+...        237,848         365,000
                                                  ------------    ------------
                                                    12,731,738      22,451,393
                                                  ------------    ------------
             Building and Construction - 1.9%
   16,000    Florida Rock Industries Inc.......        261,157         546,000
   14,000    Morgan Products Ltd.+.............        118,738          49,875
  130,000    Nortek Inc.+......................      1,551,275       3,217,500
    8,000    Oakwood Homes Corp................         89,148         112,500
   75,000    Republic Group Inc................        427,064       1,129,688
                                                  ------------    ------------
                                                     2,447,382       5,055,563
                                                  ------------    ------------
             Business Services - 2.5%
   24,000    Amway Asia Pacific Ltd............        413,669         178,500
   30,641    Amway Japan Ltd., ADR.............        333,358         134,054
   40,000    Berlitz International Inc.+.......        711,207         905,000
   22,000    Borg-Warner Security Corp.+.......        270,725         368,500
   12,000    Data Broadcasting Corp.+..........         49,283         166,500
    3,000    Data Transmission Network
                Corp.+.........................         15,000          71,625
    2,000    Gartner Group Inc.+...............         47,138          45,125
   13,000    Hach Co...........................        133,028         147,875
   20,000    Hach Co., Cl. A...................        197,187         165,000
   33,000    Industrial Distribution
                Group Inc.+....................        420,057         173,250
   10,000    Landauer Inc......................        163,888         241,250
    5,000    MDC Communications Corp.,
                Cl. A+.........................         53,950          45,000
  100,000    Nashua Corp.+.....................      2,016,019       1,150,000
  110,000    Paxar Corp.+......................      1,288,411         818,125
   15,000    Pittston Brink's Group............        421,959         352,500
   18,000    Princeton Video Image Inc.+.......        119,250          95,625
   10,000    PubliCard Inc.+...................        120,400          92,500
   40,000    R. H. Donnelley Corp..............        547,664         617,500
   87,000    Trans-Lux Corp. (b)...............        734,323         750,375
    8,000    Wackenhut Corp., Cl. A............        118,092         178,000
    6,187    Wackenhut Corp., Cl. B............         52,368         105,179
                                                  ------------    ------------
                                                     8,226,976       6,801,483
                                                  ------------    ------------
             Cable - 1.4%
   22,000    Cablevision Systems Corp.,
                Cl. A+.........................        286,064       1,630,750
   48,000    United International
                Holdings Inc., Cl. A+..........        710,777       2,088,000
                                                  ------------    ------------
                                                       996,841       3,718,750
                                                  ------------    ------------
             Communications Equipment - 0.2%
   90,000    Allen Telecom Inc.+...............        994,556         545,625
                                                  ------------    ------------
             Computer Software and Services - 0.8%
      500    @Home Corp., Ser. A+..............         10,375          78,750
    3,000    Anacomp Inc.+.....................         47,205          48,188
   92,500    Bull Run Corp.+...................        323,638         404,688
   17,920    CDnow Inc.+.......................        432,558         288,960
   12,000    Checkfree Holdings Corp.+.........        157,533         510,750
    3,000    Cylink Corp.+.....................         13,728          12,000
      200    Macromedia Inc.+..................          2,371           9,063
   75,000    Phoenix Technologies Ltd.+........        543,985         637,499
    2,000    Powerhouse Technologies Inc.+.....         21,750          34,375
    2,000    Wang Laboratories Inc.+...........         54,080          39,250
                                                  ------------    ------------
                                                     1,607,223       2,063,523
                                                  ------------    ------------

                See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund
Portfolio of Investments (Continued) -- March 31, 1999 (Unaudited)
================================================================================

                                                                      Market
   Shares                                             Cost            Value
   ------                                             ----            -----
             COMMON STOCKS (Continued)

             Consumer Products - 5.4%
    3,000    Action Performance
                Companies Inc.+................   $     86,846    $     90,375
   10,000    Adams Golf Inc.+..................         63,058          42,500
   14,900    American Safety Razor Co.+........        177,858         206,738
  250,000    Carter-Wallace Inc................      3,681,740       4,531,249
   40,000    Church & Dwight Co. Inc...........        817,000       1,629,999
   12,000    Coachmen Industries Inc...........         80,758         246,000
    5,000    Department 56 Inc.+...............        112,067         152,188
    8,000    French Fragrances Inc.+...........         78,490          46,000
   68,000    General Cigar Holdings Inc.+......        669,857         633,250
  133,500    General Cigar Holdings Inc.,
                Cl. B+ (a).....................      1,076,798       1,243,219
  100,000    General Housewares Corp...........      1,320,001       1,037,500
   63,500    Genlyte Group Inc.+...............        242,745       1,016,000
    2,000    Harley-Davidson Inc...............          9,425         115,000
  120,000    Hartmarx Corp.+...................        759,538         585,000
   10,000    Madden (Steven) Ltd.+.............         86,785          84,375
   25,000    National Presto Industries Inc....      1,047,061         885,938
   14,000    Nature's Sunshine
                Products Inc...................        292,927         154,000
    4,000    Scotts Co., Cl. A+................         61,903         149,500
   10,000    Skyline Corp......................        178,881         277,500
   14,000    Stewart Enterprises Inc., Cl. A...         65,467         224,875
  110,000    Weider Nutrition
                International Inc..............        753,386         522,500
   74,000    Wolverine World Wide Inc..........        882,796         703,000
                                                  ------------    ------------
                                                    12,545,387      14,576,706
                                                  ------------    ------------
             Consumer Services - 1.2%
   15,000    Bowlin Outdoor Advertising &
                Travel Centers Inc.+...........         70,375         105,000
  100,000    Loewen Group Inc..................        625,051         181,250
   18,000    Response USA Inc.+................        115,080          36,563
  162,000    Rollins Inc.......................      3,206,884       2,723,625
   16,000    Travel Services International
                Inc.+..........................        421,450         168,000
                                                  ------------    ------------
                                                     4,438,840       3,214,438
                                                  ------------    ------------
             Country and Closed End Funds - 1.5%
   45,000    Central European Equity Fund Inc..        608,109         542,813
   78,000    Dresdner RCM Europe Fund Inc......        611,900         936,000
   45,000    France Growth Fund Inc............        476,793         610,312
   32,000    Germany Fund Inc..................        358,820         408,000
   40,000    Italy Fund Inc....................        354,460         602,500
   65,000    New Germany Fund Inc..............        764,184         775,937
   11,000    Spain Fund Inc....................        103,029         156,063
                                                  ------------    ------------
                                                     3,277,295       4,031,625
                                                  ------------    ------------
             Diversified Industrial - 6.6%
   99,500    Ampco-Pittsburgh Corp.............        966,406         982,563
    8,000    Anixter International Inc.+.......         76,160          95,500
   60,000    Crane Co..........................        692,694       1,451,250
   37,500    Gardner Denver Machinery
                Corp.+.........................        210,363         595,313
   15,000    GATX Corp.........................        605,000         494,063
   36,000    Katy Industries Inc...............        487,881         468,000
  450,000    Lamson & Sessions Co.+............      2,581,337       2,221,874
   70,000    Lawter International Inc..........        715,357         490,000
   75,000    Lindsay Manufacturing Co..........        725,857       1,490,625
   16,000    Myers Industries Inc..............        342,375         344,000
  610,400    Noel Group Inc.+..................        629,048         686,700
   40,000    Oil-Dri Corporation of America....        553,600         582,500
  110,000    Park-Ohio Holdings Corp.+.........      1,570,449       1,540,000
   22,000    Standex International Corp........        656,944         481,250
  190,000    Thomas Industries Inc.............      1,683,550       3,562,499
  450,000    Tyler Corp.+......................      1,848,030       1,968,750
   50,000    WHX Corp.+........................        607,470         393,750
                                                  ------------    ------------
                                                    14,952,521      17,848,637
                                                  ------------    ------------
             Education - 0.0%
   22,000    Whitman Education Group Inc.+.....        109,868          82,500
                                                  ------------    ------------
             Electronics - 0.9%
  600,000    Oak Technology Inc.+..............      2,198,117       1,837,500
   22,000    Watkins-Johnson Co................        438,038         497,750
                                                  ------------    ------------
                                                     2,636,155       2,335,250
                                                  ------------    ------------
             Energy and Utilities - 5.0%
   26,000    AGL Resources Inc.................        507,465         456,625
    6,000    Basin Exploration Inc.+...........         93,115          83,250
   20,000    Central Hudson Gas & Electric
                Corp...........................        867,400         716,250
   81,660    Citizens Utilities Co., Cl. A+....        776,900         632,865
   15,000    Eastern Enterprises...............        598,563         545,625
    5,000    Fall River Gas Co.................         77,138          88,438
   41,000    Florida Public Utilities Co.......        639,050         604,750
   10,000    Forcenergy Inc.+..................        128,063           6,250
1,425,000    GEO International Corp.(a)(b)+....         74,145               0
  130,000    Kaneb Services Inc.+..............        436,625         528,125
   60,000    Orange & Rockland Utilities Inc...      3,244,681       3,446,250
   15,000    Petroleum Geo-Services ASA+.......        239,369         228,750
  300,000    RPC Inc...........................      1,200,731       1,931,250
  110,000    Southwest Gas Corp................      1,915,595       3,025,000
   15,000    Tesoro Petroleum Corp.+...........        209,500         165,000
    5,000    TransMontaigne Oil Co.+...........         71,188          60,625
   38,500    United Water Resources Inc........        710,745         798,875
   15,000    Wicor Inc.........................        345,521         303,750
                                                  ------------    ------------
                                                    12,135,794      13,621,678
                                                  ------------    ------------
             Entertainment - 7.9%
  105,000    Ascent Entertainment Group
                Inc.+..........................      1,254,088       1,148,438
   15,000    Dover Downs Entertainment
                Inc............................        201,863         232,500
   43,000    Fisher Companies Inc..............      2,794,559       2,494,000
  100,000    Florida Panthers Holdings Inc.+...      1,511,409         775,000
   48,000    GC Companies Inc.+................      2,392,811       1,509,000
    3,000    International Speedway Corp.......         54,000         158,250
    4,000    Loews Cineplex Entertainment
                Corp.+.........................         58,663          39,750
    3,000    Metromedia International
                Group Inc.+....................         26,925          14,625
      326    SFX Entertainment Inc.+...........         21,388          21,047
  175,000    Spelling Entertainment
                Group Inc.+....................      1,465,933       1,531,250

                See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund
Portfolio of Investments (Continued) -- March 31, 1999 (Unaudited)
================================================================================

                                                                      Market
   Shares                                             Cost            Value
   ------                                             ----            -----

             COMMON STOCKS (Continued)

             Entertainment (Continued)
   10,000    TCI Music Inc.+...................   $     43,671    $     51,250
  160,000    Topps Co. Inc.+...................        655,337         700,000
  107,500    TV Guide Inc.+....................      1,595,313       3,964,063
  240,000    USA Networks Inc.+................      3,378,583       8,594,999
                                                  ------------    ------------
                                                    15,454,543      21,234,172
                                                  ------------    ------------
             Environmental Services - 0.0%
   40,428    EnviroSource Inc.+................        553,567         101,070
                                                  ------------    ------------
             Equipment and Supplies - 14.5%
   30,000    Aeroquip-Vickers Inc..............        825,681       1,719,375
   42,000    AFC Cable Systems Inc.+...........        837,638       1,249,500
   17,000    Alltrista Corp.+..................        322,342         344,250
  145,000    AMETEK Inc........................      1,658,857       2,646,250
   20,500    Amphenol Corp., Cl. A+............        693,791         784,125
  320,000    Baldwin Technology Co. Inc.,
                Cl. A+.........................      1,529,709         920,000
   15,000    Belden Inc........................        215,250         255,938
    1,000    Binks Sames Corp.+................         18,975          18,500
    4,000    Bway Corp.+.......................         66,250          52,750
   20,000    C&D Technologies Inc..............        503,782         497,500
  259,900    CLARCOR Inc.......................      3,002,381       4,434,543
    3,000    Commercial Intertech Corp.........         39,463          33,375
   40,000    Core Materials Corp.+.............        136,081         120,000
   43,000    CTS Corp..........................        189,882       2,125,813
   55,000    Cuno Inc.+........................        827,163         770,000
   52,000    Daniel Industries Inc.............        807,901         793,000
  257,600    Fedders Corp......................      1,536,998       1,304,100
  100,000    Flowserve Corp....................      2,095,767       1,556,250
   40,000    General Magnaplate Corp...........         83,763         185,000
   70,000    Gerber Scientific Inc.............        955,212       1,413,125
   40,000    Global Industrial Technologies
                Inc.+..........................        473,563         420,000
  145,000    Hussmann International Inc........      1,990,677       2,129,688
   34,650    Johnston Industries Inc.+.........        268,295          73,631
   10,000    K-Tron International Inc.+........         74,933         180,000
  113,000    Kollmorgen Corp...................      1,299,382       1,412,500
   10,000    Littelfuse Inc.+..................         68,313         183,750
   22,000    Lufkin Industries Inc.............        389,520         364,375
   24,000    Mark IV Industries Inc............        475,837         313,500
  120,000    Material Sciences Corp.+..........      1,161,183         765,000
   19,000    Met-Pro Corp......................        261,194         209,000
  160,000    Pittway Corp......................      1,508,150       4,199,999
    2,000    Plantronics Inc.+.................         15,396         125,125
   26,000    Raytech Corp.+....................        116,337          73,938
   40,000    Sequa Corp., Cl. A+...............      1,477,615       2,010,000
   12,500    Sequa Corp., Cl. B+...............        813,752         846,875
   44,000    SL Industries Inc.................        586,563         517,000
    1,000    Smith (A.O.) Corp.................         16,550          19,000
    9,000    Smith (A.O.) Corp., Cl. A.........        249,550         175,500
   74,000    SPS Technologies Inc.+............      2,273,457       2,904,499
    5,000    Teleflex Inc......................         76,167         170,313
   15,000    Tennant Co........................        392,120         513,750
   15,000    U.S. Filter Corp.+................        170,439         459,375
    5,000    Valmont Industries Inc............         40,625          69,375
    7,875    Watsco Inc., Cl. B................         23,627         110,250
                                                  ------------    ------------
                                                    30,570,131      39,469,837
                                                  ------------    ------------
             Financial Services - 3.4%
   30,000    Argonaut Group Inc................        737,000         770,625
   20,000    BA Merchant Services Inc.+........        402,250         407,500
   68,000    Berliner Bank Aktiengesellschaft..      1,408,705       1,009,411
   45,000    Danielson Holding Corp.+..........        165,200         129,375
    1,000    Federal Agricultural Mortgage
                Corp., Cl. C+..................         24,000          52,625
   39,000    Gainsco Inc.......................        256,038         190,125
   18,000    Hibernia Corp.....................        140,063         236,250
    3,000    Landamerica Financial Group.......         41,015          87,000
    7,958    Metris Companies Inc..............        226,698         321,304
  105,000    Midland Co........................      1,493,012       2,533,125
      500    Net.B@nk Inc.+....................          6,000          34,000
  226,000    Pioneer Group Inc.................      4,225,248       3,347,625
    6,000    Southwest Securities Group Inc....        135,144         169,500
                                                  ------------    ------------
                                                     9,260,373       9,288,465
                                                  ------------    ------------
             Food and Beverage - 4.6%
   12,000    Advantica Restaurant
                Group Inc.+....................        124,643          60,000
   34,863    Buenos Aires Embotelladora
                SA+ (a)........................              0               0
  218,000    Celestial Seasonings Inc.+........      2,489,395       4,714,249
    6,000    Cheesecake Factory Inc.+..........         65,061         142,500
  186,100    Chock Full o'Nuts Corp.+..........      1,217,979       1,023,550
  115,000    Eskimo Pie Corp...................      1,627,892         819,375
    1,000    Farmer Brothers Co................        133,895         203,000
   20,000    Genesee Corp., Cl. B..............        785,817         450,000
   10,000    International Multifoods Corp.....        199,921         233,125
    4,000    Irwin Naturals/4Health Inc.+......         23,058          13,750
   15,000    J & J Snack Foods Corp.+..........        187,457         301,875
    8,000    Midwest Grain Products Inc.+......        144,621          80,000
    1,000    Mondavi (Robert) Corp.+...........         34,250          35,750
    1,000    Northland Cranberries Inc., Cl. A.          7,625           7,250
  130,000    Pepsi-Cola Puerto Rico Bottling
                Co.+...........................        760,178         780,000
   40,000    Ralcorp Holdings Inc.+............        575,759         760,000
    5,000    Sylvan Food Holdings Inc.+........         49,669          50,313
   31,658    Tootsie Roll Industries Inc.......        556,726       1,458,250
   55,000    Twinlab Corp.+....................      1,110,149         515,625
   48,000    Whitman Corp......................        740,400         825,000
                                                  ------------    ------------
                                                    10,834,495      12,473,612
                                                  ------------    ------------
             Health Care - 0.9%
   12,000    Inamed Corp.+.....................        169,750         159,000
  140,000    IVAX Corp.+.......................      1,392,207       1,653,750
    1,000    Life Technologies Inc.............         35,665          38,563
   48,000    Penwest Pharmaceuticals Co.+......        327,279         492,000
    6,000    U.S. Physical Therapy Inc.+.......         37,500          46,500
                                                  ------------    ------------
                                                     1,962,401       2,389,813
                                                  ------------    ------------
             Home Furnishings - 0.9%
    7,000    Bassett Furniture Industries Inc..        164,478         154,875
    2,000    Bed Bath & Beyond Inc.+...........         11,125          73,000
   17,000    Foamex International Inc..........        147,810          95,625
   30,000    La-Z-Boy Chair Co.................        218,125         570,000
   50,000    Mikasa Inc........................        698,044         368,750
   70,000    Oneida Ltd........................        732,977       1,190,000
                                                  ------------    ------------
                                                     1,972,559       2,452,250
                                                  ------------    ------------

                See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund
Portfolio of Investments (Continued) -- March 31, 1999 (Unaudited)
================================================================================

                                                                      Market
   Shares                                             Cost            Value
   ------                                             ----            -----

             COMMON STOCKS (Continued)

             Hotels and Gaming - 3.4%
  410,000    Aztar Corp.+......................   $  2,675,870    $  1,973,125
   15,000    Boyd Gaming Corp.+................        132,500          63,750
   20,000    Churchill Downs Inc...............        416,463         560,000
   60,000    Extended Stay America Inc.+.......        685,812         611,250
   85,000    Gaylord Entertainment Co..........      2,601,413       2,061,250
  140,000    Jackpot Enterprises Inc.+.........      1,615,369       1,085,000
    5,000    Jurys Hotel Group plc.............         27,762          43,723
   30,000    Lakes Gaming Inc.+................        433,680         245,625
   52,000    Mirage Resorts Inc.+..............        267,539       1,105,000
  110,000    Park Place Entertainment Corp.+...      1,093,493         831,875
   22,000    Penn National Gaming Inc.+........        218,260         152,625
   10,000    Station Casinos Inc.+.............         66,750         127,500
  110,000    Trump Hotels & Casino
                Resorts Inc.+..................      1,044,851         440,000
                                                  ------------    ------------
                                                    11,279,762       9,300,723
                                                  ------------    ------------
             Metals and Mining - 0.4%
  199,000    Echo Bay Mines Ltd.+..............        817,958         335,813
  245,000    Pegasus Gold Inc.+................        200,685           4,900
  190,000    Royal Oak Mines Inc.+.............        322,487          17,583
   28,000    Stillwater Mining Co.+............        379,317         738,500
    5,000    Toreador Royalty Corp.+...........         19,063          14,375
   80,000    TVX Gold Inc.+....................        383,000         100,000
                                                  ------------    ------------
                                                     2,122,510       1,211,171
                                                  ------------    ------------
             Paper and Forest Products - 1.0%
  123,000    Greif Bros. Corp..................      2,331,134       2,706,000
                                                  ------------    ------------
             Publishing - 5.0%
   15,000    CMP Media Inc., Cl. A+............        320,777         461,250
  121,278    Independent Newspapers Ltd........        380,260         549,905
    2,000    Lee Enterprises Inc...............         61,038          58,000
   40,000    McClatchy Newspapers Inc.,
                Cl. A..........................        943,061       1,342,500
   52,000    Media General Inc., Cl. A.........        907,415       2,430,999
   23,000    Meredith Corp.....................        329,933         723,063
  175,000    Penton Media Inc..................      1,904,125       3,937,500
   42,000    Pulitzer Inc.+....................        643,998       1,698,375
  195,000    Thomas Nelson Inc.................      2,208,632       1,950,000
    6,000    Wiley (John) & Sons Inc.,
                Cl. B..........................         46,500         245,625
                                                  ------------    ------------
                                                     7,745,739      13,397,217
                                                  ------------    ------------
             Pumps and Valves - 2.7%
   58,000    Franklin Electric Co..............      1,791,872       3,770,000
   17,775    Gorman-Rupp Co....................        276,467         277,734
   17,000    Graco Inc.........................        433,361         375,063
   70,000    IDEX Corp.........................        628,347       1,649,375
   10,000    Robbins & Myers Inc...............         98,665         172,500
   30,000    Roper Industries Inc..............        195,000         716,250
   22,000    Watts Industries Inc..............        331,136         298,375
                                                  ------------    ------------
                                                     3,754,848       7,259,297
                                                  ------------    ------------
             Real Estate - 1.2%
  150,000    Catellus Development Corp.+.......      1,756,210       2,006,250
  118,000    Griffin Land & Nurseries Inc.+....      1,471,129       1,091,500
    9,000    Gyrodyne Company of America
                Inc.+..........................        154,268         128,250
                                                  ------------    ------------
                                                     3,381,607       3,226,000
                                                  ------------    ------------
             Retail - 4.1%
   60,000    Aaron Rents Inc...................        461,298         937,500
   46,000    Aaron Rents Inc., Cl. A...........        211,041         534,750
   10,000    Borders Group Inc.+...............        196,188         140,625
  110,000    Burlington Coat Factory
                Warehouse Corp.................      1,178,563       1,292,500
   25,000    Coldwater Creek Inc.+.............        488,166         287,500
  105,000    Ingles Markets Inc., Cl. A........      1,341,625       1,207,500
  210,000    Lillian Vernon Corp...............      3,383,835       2,520,000
    2,500    Midas Inc.........................         68,219          83,438
   33,500    Mott's Holdings Inc.+ (a).........        214,069         201,000
   95,000    Neiman Marcus Group Inc.+.........      1,272,266       2,149,375
  190,000    Scheib (Earl) Inc.+...............      1,301,170         950,000
  100,000    Sports Authority Inc.+............        869,281         731,250
                                                  ------------    ------------
                                                    10,985,721      11,035,438
                                                  ------------    ------------
             Satellite - 0.5%
   38,000    COMSAT Corp.......................      1,226,514       1,099,625
    5,000    Pegasus Communications
                Corp.+.........................         81,245         140,000
   40,000    TCI Satellite Entertainment+......        174,875          26,250
                                                  ------------    ------------
                                                     1,482,634       1,265,875
                                                  ------------    ------------
             Specialty Chemicals - 2.0%
   31,000    Airgas Inc.+......................        425,887         259,625
   13,000    Bush Boake Allen Inc.+............        415,537         357,500
   40,000    Dexter Corp.......................      1,214,456       1,260,000
   75,000    Ferro Corp........................      1,354,574       1,856,250
   70,000    General Chemical Group Inc........      1,080,470         918,750
      600    MacDermid Inc.....................          2,200          20,363
   32,000    Penford Corp......................        281,839         476,000
   11,000    Sybron Chemicals Inc.+............        180,613         144,375
                                                  ------------    ------------
                                                     4,955,576       5,292,863
                                                  ------------    ------------
             Telecommunications - 2.4%
   23,000    ARC International Corp.+..........        125,555          34,500
    9,200    Atlantic Tele-Network Inc.........         92,644          82,800
    2,000    BHI Corp.+........................         30,250          56,000
   47,300    Commonwealth Telephone
                Enterprises Inc.+..............        875,751       1,741,231
   20,000    Commonwealth Telephone
                Enterprises Inc., Cl. B+.......        140,936         720,000
  100,000    Communications Systems Inc........        556,544         950,000
  115,000    GST Telecommunications Inc.+......      1,466,806       1,257,813
   10,000    RCN Corp.+........................         43,315         335,625
   40,000    Rogers Communications Inc.,
                Cl. B+.........................        315,878         725,000
   20,000    Viatel Inc.+......................        247,945         570,000
                                                  ------------    ------------
                                                     3,895,624       6,472,969
                                                  ------------    ------------

                See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund
Portfolio of Investments (Continued) -- March 31, 1999 (Unaudited)
================================================================================

                                                                      Market
   Shares                                             Cost            Value
   ------                                             ----            -----

             COMMON STOCKS (Continued)

             Transportation - 0.0%
    2,000    Irish Continential Group plc......   $     18,258    $     17,705
   50,000    OMI Corp.+........................        313,120         100,000
                                                  ------------    ------------
                                                       331,378         117,705
                                                  ------------    ------------
             Wireless Communications - 1.7%
   70,000    Aerial Communications Inc.+.......        574,712         542,500
    8,000    Associated Group Inc., Cl. A+.....        208,545         396,500
   24,000    Cellular Communications of
                Puerto Rico Inc.+..............        215,610         648,000
    1,000    Centennial Cellular Corp.+........         11,042          47,250
   35,000    CommNet Cellular Inc.+............        387,362         562,188
   23,000    Corecomm Ltd.+....................        162,305         845,250
   10,000    Rural Cellular Corp., Cl. A+......        130,504         132,500
    8,000    Teligent Inc., Cl. A+.............        172,000         333,000
   28,000    Western Wireless Corp., Cl. A+....        496,350       1,015,000
                                                  ------------    ------------
                                                     2,358,430       4,522,188
                                                  ------------    ------------
             TOTAL COMMON STOCKS...............    228,540,057     275,644,325
                                                  ------------    ------------

 Principal
  Amount
  ------
             CORPORATE BONDS - 0.0%

             Equipment and Supplies - 0.0%
     $500    MacNeal-Schwendler Corp.,
               Sub. Deb. Cv.
               7.88%, 08/18/04.................            517             460
                                                  ------------    ------------

             TOTAL
                INVESTMENTS - 102.0%...........   $228,540,574     275,644,785
                                                  ============
             Other Assets and
               Liabilities (Net) - (2.0)%......                     (5,455,305)
                                                                  ------------
             NET ASSETS  -  100.0%
               (13,789,524 shares outstanding)                    $270,189,480
                                                                  ============

             NET ASSET VALUE,
               Offering and Redemption
               Price Per Share.................                   $      19.59
                                                                  ============

----------

             For Federal tax purposes:
             Aggregate cost....................                   $228,540,574
                                                                  ============
             Gross unrealized appreciation.....                   $ 76,959,825
             Gross unrealized depreciation.....                    (29,855,614)
                                                                  ------------
             Net unrealized appreciation  .....                   $ 47,104,211
                                                                  ============

(a)   Security fair valued as determined by the Board of Directors.
(b) Security considered an affiliated holding because the Fund owns at least 5% of the outstanding shares (See Note 9.).
+     Non-income producing security.
ADR - American Depositary Receipt.


                 See accompanying notes to financial statements.

                        The Gabelli Small Cap Growth Fund

Statement of Assets and Liabilities
March 31, 1999 (Unaudited)
================================================================================
Assets:
    Investments, at value (Cost $228,540,574) ..............      $ 275,644,785
    Cash and foreign currency, at value
      (Cost $25,510) .......................................             25,822
    Dividends and interest receivable ......................            330,109
    Receivable for investments sold ........................          1,312,462
    Receivable for capital shares issued ...................             50,248
                                                                  -------------
      Total Assets .........................................        277,363,426
                                                                  -------------
Liabilities:
    Payable for investments purchased ......................             18,975
    Payable for capital shares redeemed ....................            264,508
    Payable for investment advisory fees ...................            237,722
    Payable for distribution fees ..........................             59,428
    Payable to custodian ...................................          6,390,000
    Other accrued expenses .................................            203,313
                                                                  -------------
      Total Liabilities ....................................          7,173,946
                                                                  -------------
      Net Assets applicable to 13,789,524
         shares outstanding ................................      $ 270,189,480
                                                                  =============
Net Assets consist of:
    Capital stock, at par value ............................      $      13,790
    Additional paid-in capital .............................        203,191,204
    Undistributed net investment loss ......................           (320,279)
    Accumulated net realized gain on investments
      and foreign currency transactions ....................         20,200,242
    Net unrealized appreciation on investments,
      futures contracts and foreign currency
      transactions .........................................         47,104,523
                                                                  -------------
    Total Net Assets .......................................      $ 270,189,480
                                                                  =============
    Net Asset Value, offering and redemption
      price per share ($270,189,480 / 13,789,524
      shares outstanding; 1,000,000,000 shares
      authorized of $0.001 par value) ......................      $       19.59
                                                                  =============

Statement of Operations
For the Six Months Ended March 31, 1999 (Unaudited)
================================================================================
Investment Income:
    Dividends (net of foreign taxes of $2,746) .............      $   1,850,754
    Interest ...............................................            144,440
                                                                  -------------
      Total Investment Income ..............................          1,995,194
                                                                  -------------
Expenses:
    Investment advisory fees ...............................          1,481,378
    Distribution fees ......................................            370,343
    Shareholder services fees ..............................            206,918
    Interest expense .......................................             64,401
    Custodian fees .........................................             42,930
    Shareholder report expenses ............................             39,931
    Legal and audit fees ...................................             23,826
    Registration fees ......................................             19,065
    Directors' fees ........................................             18,677
    Miscellaneous expenses .................................             48,080
                                                                  -------------
      Total Expenses .......................................          2,315,549
                                                                  -------------
      Net Investment Loss ..................................           (320,355)
                                                                  -------------

Net Realized and Unrealized Gain
    on Investments:
    Net realized gain on investments,
      and foreign currency transactions ....................         21,295,936
    Net change in unrealized appreciation on
      investments and foreign currency transactions ........            407,531
                                                                  -------------
    Net realized and unrealized gain on
      investments and foreign currency
      transactions .........................................         21,703,467
                                                                  -------------
Net increase in net assets resulting
    from operations ........................................      $  21,383,112
                                                                  =============

Statement of Changes in Net Assets
================================================================================

                                                                         Six Months Ended     Year Ended
                                                                          March 31, 1999    September 30,
                                                                            (Unaudited)         1998
                                                                         ----------------   -------------
Operations:
   Net investment loss .................................................   $    (320,355)   $    (451,816)
   Net realized gain on investments and foreign currency transactions ..      21,295,936        9,637,886
   Net change in unrealized appreciation (depreciation) on investments
     and foreign currency transactions .................................         407,531      (54,116,321)
                                                                           -------------    -------------
   Net increase (decrease) in net assets resulting from operations .....      21,383,112      (44,930,251)
                                                                           -------------    -------------
Distributions to shareholders:
   Net realized gain on investments ....................................      (8,006,838)     (40,993,996)
                                                                           -------------    -------------
   Total distributions to shareholders .................................      (8,006,838)     (40,993,996)
                                                                           -------------    -------------
Capital share transactions:
   Net increase (decrease) in net assets from capital share transactions     (21,006,574)      67,255,287
                                                                           -------------    -------------
   Net increase (decrease) in net assets ...............................      (7,630,300)     (18,698,960)
Net Assets:
   Beginning of period .................................................     277,819,780      296,518,740
                                                                           -------------    -------------
   End of period .......................................................   $ 270,189,480    $ 277,819,780
                                                                           =============    =============

                 See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund
Notes to Financial Statements (Unaudited)
================================================================================

1. Description. The Gabelli Small Cap Growth Fund (the "Fund"), a series of Gabelli Equity Series Funds, Inc. (the "Corporation"), was organized on July 25, 1991 as a Maryland corporation. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and one of two separately managed portfolios (collectively, the "Portfolios") of the Corporation. The Fund's primary objective is capital appreciation. The Fund commenced investment operations on October 22, 1991.

2. Significant Accounting Policies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day, except for open short positions, which are valued at the last asked price). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a greater maturity are valued at the highest bid price obtained from a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

Repurchase Agreements. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Bank of New York, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults

The Gabelli Small Cap Growth Fund
Notes to Financial Statements (Continued) (Unaudited)
================================================================================

and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. At March 31, 1999, there were no open futures contracts.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Foreign Currency Translation. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

The Gabelli Small Cap Growth Fund
Notes to Financial Statements (Continued) (Unaudited)
================================================================================

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

Expenses. Certain administrative expenses are common to, and allocated among, the Portfolios. Such allocations are made on the basis of each Portfolio's average net assets or other criteria directly affecting the expenses as determined by the Adviser.

Provision for Income Taxes. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties.

3. Investment Advisory Agreement. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

4. Distribution Plan. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the six months ended March 31, 1999, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $370,343, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities for the six months ended March 31, 1999, other than short term securities, aggregated $33,373,585 and $50,357,022, respectively.

6. Transactions with Affiliates. During the six months ended March 31, 1999, the Fund paid brokerage commissions of $35,105 to Gabelli & Company, Inc. and its affiliates.

7. Bank Loan. The Fund has access to an unsecured line of credit from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings outstanding at March 31, 1999.

The Gabelli Small Cap Growth Fund
Notes to Financial Statements (Continued) (Unaudited)
================================================================================

The average daily amount of borrowings outstanding during the six months ended March 31, 1999, was $2,313,389, with a related weighted average interest rate of 5.57%. The maximum amount borrowed at any time during the six months ended March 31, 1999 was $11,290,000.

8. Capital Stock Transactions. Transactions in shares of capital stock were as follows:

                                                       Six Months Ended                     Year Ended
                                                        March 31, 1999                  September 30, 1998
                                                    ----------------------           -----------------------
                                                    Shares          Amount           Shares           Amount
                                                    ------          ------           ------           ------
Shares sold ................................       3,032,851    $  59,681,839       17,952,500    $ 420,895,401
Shares issued upon reinvestment of dividends         386,786        7,658,226        1,837,926       39,129,545
Shares redeemed ............................      (4,402,973)     (88,346,639)     (16,683,061)    (392,799,659)
                                                 -----------    -------------    -------------    -------------
  Net increase .............................        (983,336)   $ (21,006,574)       3,107,365    $  67,225,287
                                                 ===========    =============    =============    =============

9. Transactions in Securities of Affiliated Issuers. The 1940 Act defines affiliated issuers as those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the six months ended March 31, 1999, is set forth below:

                                                                                                            Percent
                                           Shares                                            Value at        Owned
                            Beginning    Purchased     Ending      Realized     Dividend     March 31,     of Shares
                             Shares        (Sold)      Shares        Gain        Income        1999       Outstanding
                            ---------    ---------     ------      --------     --------     ---------    -----------
Trans-Lux Corp.                72,000      15,000        87,000          --        5,425       750,375       8.73%
GEO International Corp.     1,425,000          --     1,425,000          --           --            --       7.15%
                                                                                --------     ---------
                                                                                $  5,425     $ 750,375
                                                                                ========     =========

10. Subsequent Event. On February 9, 1999, the Adviser reorganized its operations and corporate structure by transferring a portion of its assets and liabilities to a successor adviser, Gabelli Funds, LLC, which is wholly owned by Gabelli Asset Mangement Inc., a newly formed publicly traded company that is 80% owned by the former Adviser. Counsel to the former Adviser has concluded that the ownership change does not constitute an assignment as defined by the 1940 Act.

The Gabelli Small Cap Growth Fund
Financial Highlights
================================================================================

Selected data for a share of capital stock outstanding throughout each period:

                                                   Six Months Ended                    Year Ended September 30,
                                                    March 31, 1999      --------------------------------------------------------
                                                     (Unaudited)        1998         1997         1996         1995         1994
                                                   ----------------     ----         ----         ----         ----         ----
Operating performance:
    Net asset value, beginning of period ..........   $  18.81        $  25.42     $  20.02     $  19.34     $  17.24     $  16.90
                                                      --------        --------     --------     --------     --------     --------
    Net investment loss ...........................      (0.02)          (0.03)       (0.07)       (0.09)       (0.04)       (0.05)
    Net realized and unrealized gain (loss)
      on investments ..............................       1.33           (2.99)        7.70         2.11         3.17         0.81
                                                      --------        --------     --------     --------     --------     --------
    Total from investment operations ..............       1.31           (3.02)        7.63         2.02         3.13         0.76
                                                      --------        --------     --------     --------     --------     --------

Distributions to shareholders:
    Net realized gain on investments ..............      (0.53)          (3.59)       (2.23)       (1.34)       (1.03)       (0.42)
                                                      --------        --------     --------     --------     --------     --------
    Total distributions ...........................      (0.53)          (3.59)       (2.23)       (1.34)       (1.03)       (0.42)
                                                      --------        --------     --------     --------     --------     --------

    Net asset value, end of period ................   $  19.59        $  18.81     $  25.42     $  20.02     $  19.34     $  17.24
                                                      ========        ========     ========     ========     ========     ========

    Total return+ .................................        7.0%          (13.5)%       42.2%        11.0%        19.5%         4.5%
                                                      ========        ========     ========     ========     ========     ========

Ratios to average net assets and supplemental data:
    Net assets, end of period (in 000's) ..........   $270,189        $277,820     $296,519     $223,239     $231,156     $205,699
    Ratio of net investment loss
      to average net assets .......................      (0.22)%(a)      (0.14)%      (0.36)%      (0.42)%      (0.24)%      (0.28)%
    Ratio of operating expenses
      to average net assets (b) ...................       1.56%(a)        1.44%        1.62%        1.58%        1.54%        1.54%
    Portfolio turnover rate .......................         11%             20%          14%          11%          17%          19%

----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.
(a)   Annualized.
(b) The Fund incurred interest expense during the periods ended March 31, 1999 and September 30, 1997. If the interest had not been incured, the ratios of operating expenses to average net assets for both periods would have been 1.52%.

                 See accompanying notes to financial statements.

                        Gabelli Equity Series Funds, Inc.
                        The Gabelli Small Cap Growth Fund
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               fax: 1-914-921-5118
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               Board of Directors

Mario J. Gabelli, CFA                        Robert J. Morrissey
Chairman and Chief                           Attorney-at-Law
Investment Officer                           Morrissey, Hawkins & Lynch
Gabelli Asset Management Inc.

Felix J. Christiana                          Karl Otto Pohl
Former Senior Vice President                 Former President
Dollar Dry Dock Savings Bank                 Deutsche Bundesbank

Anthony J. Colavita                          Anthony R. Pustorino
Attorney-at-Law                              Certified Public Accountant
Anthony J. Colavita, P.C.                    Professor, Pace University

Vincent D. Enright                           Anthonie C. van Ekris
Former Senior Vice President                 Managing Director
and Chief Financial Officer                  BALMAC International, Inc.
KeySpan Energy Corp.

John D. Gabelli
Senior Vice President
Gabelli & Company, Inc.

                                    Officers

Mario J. Gabelli, CFA                        Bruce N. Alpert
President and Chief                          Vice President and Treasurer
Investment Officer

James E. McKee
Secretary

                                   Distributor
                             Gabelli & Company, Inc.

                  Custodian, Transfer Agent and Dividend Agent
                       State Street Bank and Trust Company

                                  Legal Counsel
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Small Cap Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------